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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12
Rational Software Corporation
(Name of Registrant as Specified In Its Charter)
International Business Machines Corporation
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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Filed by International Business Machines Corporation
Pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Company: Rational Software Corporation
Commission File No.: 000-12167

IBM Software and Rational

Enabling Businesses to Build & Deploy
Infrastructures for the Connected Business

John A. Swainson
General Manager, Application Integration & Middleware
IBM Software Group

What this news means to you

  •
  Great day in history for both companies

  ƒ
  Anticipate Closing 1Q 03- acquisition subject to shareholder and regulatory approval

  •
  The combination of IBM and Rational

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  Creates tremendous opportunity for Rational's products

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  Allows additional access to critical global customers and sales channels

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  Enables linkages to broader IT solutions for our customers

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  Furthers the growth of IBM's and Rational's business

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  Provides significant opportunity for Rational employees

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  Enhanced investments in Rational's core businesses

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  Rational will become a division within Software Group with retention of the Rational brand

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  You are critical to success

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  We are counting on your personal leadership and dedication

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  You have the knowledge, skills, and expertise to fight the competition

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  Business needs continue, your focus is necessary to ensure a smooth transition through the anticipated closing

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  We are committed to thoughtfully managing your transition into IBM

Key HR points as they relate to you

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  Many of Rational's senior leadership team will join IBM to help lead new division

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  IBM intends to offer jobs to vast majority of Rational employees

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  Potential areas of overlap in G&A work and some corporate functions

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  High priority for senior management to assess areas of overlap and to communicate as soon as possible

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  Strong corporate cultural similarities

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  Significant business relationships and synergies already in place

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  IBM offers unbeatable opportunity for career growth, personal development, and movement into management and non-management leadership positions

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  Significant technical recognition program and dual ladder career progression opportunities

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  Customer-driven software sales and marketing culture

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  Unparalleled potential for career development across multiple IBM businesses

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  Very competitive compensation and benefits program with additional leadership in work/life, flexibility, diversity, and many other initiatives

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  Support will be available to you through the transition via your management, Rational and IBM HR, Rational/IBM employee transition extranet

IBM's Software
Business

Evolving Business Needs

Today's Enterprise IT Environment

    Customer environments are becoming increasingly heterogeneous and complex. The role of modern middleware is to simplify and to integrate.

Value of Common Software Infrastructure

Software Group Development and Research

IBM's e-business Strategy

Integrated Demand to Deliver

Industry Solutions
Finance
Manufac-turing
Distribution
Retail
Telecom
Gov't.
. . .
Customer Relationship Management
Enterprise Resource Planning
Product Lifecycle Management
Value Chain Management
Customers
Suppliers & Distributors
Software Infrastructure
Employees

Business Integration (inter- and intra-enterprise)

IBM's Software Strategy

Product Positioning within IBM Middleware

Software Acquisitions

Pervasive
Applications
Lotus Software
Business Integration Middleware
WebSphere Software
DB2 Data Management
Tools
Tivoli Systems Management
▪Lotus
▪Databeam/Ubique
▪Pathware
▪ONEStone
▪Tivoli
▪Unison
▪DBMX
▪Software Artistry
▪Dascom
▪Accessible Software
▪SANergy
▪TrelliSoft
▪Access360
▪CrossWorlds
▪Metamerge
▪Holosofx
▪OTI
▪Wallop
▪PlanetWorks
▪Informix
▪Tarian

Shared Capabilities of IBM's Software Portfolio

Product Offerings
Tivoli
WebSphere
DB2
Lotus
Product Specific Investment
Product Specific Investment
Product Specific Investment
Product Specific Investment
Product Specific Investment
Shared Components
Lotus components
DB2 components
WebSphere components
Tivoli components
Re-factor to SWG Product Offerings
Shared Capabilities (examples)
Identity Mgmt
Personalization
Application Server
Connectors
Analytics
Portlets
Access Mgmt
UDDI Registry
Eclipse Tools
Process Flow
Content Mgmt
Collaboration
System Mgmt
Pervasive Support
Messaging Middleware
Industry Collaborations
DB Engine
Messaging
Componentization and Formation of Substrates
Evolution
Tivoli
WebSphere
DB2
Lotus
Identity Mgmt
Access Mgmt
System Mgmt
Personalization
Application Server
Connectors
UDDI Registry
Eclipse Tools
Process Flow
Pervasive Support
Messaging Middleware
Industry Collaborations
Analytics
Content Mgmt
DB Engine
Portlets
Collaboration
Messaging

WebSphere Portal

Extending the WebSphere Platform to IBM and Partners

Rapid Market Acceptance

WebSphere Portal Server

Software
Group Metrics

Industry Dynamics

Software Opportunity (2006) = $307B
'02 - '06 CGR = 10%

Operating Systems	Middleware	Applications
$31B	$115B	$161B
6% CGR	9 - 11% CGR	11% CGR

Note: IBM middleware revenue includes IGS transactions
Source: IBM analysis based on Industry Reports / Market Research, 9/02

Middleware Opportunity

Middleware Opportunity (2006) = $115B
'02 - '06 CGR = 9 - 11%

Source: IBM analysis based on Industry Reports / Market Research, 9/02

IBM Software and Middleware Revenue Growth

Note:    IBM Software & Middleware revenue growth at constant currency
IBM Middleware revenue includes IGS transactions

IBM Middleware's Unique Competitive Advantages

IBM and Rational

IBM's Software Strategy

        In connection with the merger, Rational has filed preliminary proxy materials and has filed and will file other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF RATIONAL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations, Rational Software Corporation, 18880 Homestead Road, Cupertino, CA 95014 (Telephone: (408) 863-9900). In addition, documents filed with the SEC by Rational are available free of charge at the SEC's web site at www.sec.gov.

        Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Rational in connection with the transaction, and their interests in the solicitation, is set forth in the preliminary proxy materials that were filed by Rational with the SEC on December 11, 2002.

Forward-Looking Statements

        Except for historical information contained herein, statements contained in this document may constitute 'forward looking statements' within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are neither promises nor guarantees, but involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in the forward-looking statements, including, without limitation, the risk that the merger may not be consummated in a timely manner, if at all, risks regarding employee relations and other risks concerning IBM and Rational and their respective operations that are detailed in the periodic filings with the SEC of IBM and Rational, including their most recent filings on Form 10-K and Form 10-Q.

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IBM Software and Rational Enabling Businesses to Build & Deploy Infrastructures for the Connected Business